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                                                                    EXHIBIT 23.4

           CONSENT OF KPMG PEAT MARWICK THORNE, CHARTERED ACCOUNTANTS

The Board of Directors
The Ondaatje Corporation

     We consent to the use of our report dated March 16, 1995 on the consolidated financial statements of The Ondaatje Corporation included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 of Citation Insurance Group.

/s/ KPMG Peat Marwick Thorne

Toronto, Canada
June 21, 1996